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                                                                    EXHIBIT 10.9


                   TRANSFER AGENCY AND REGISTRARSHIP AGREEMENT


Memorandum of Agreement, made as of the 8th day of September, 1998.

BETWEEN:                     INZECO HOLDINGS INC.
                             an Alberta Corporation

                             [hereinafter referred to as the "Issuer"]

AND:                         EQUITY TRANSFER SERVICES, INC.
                             Suite 420, Richmond Adelaide Centre
                             120 Adelaide Street West
                             Toronto, Ontario
                             Canada, MSH 4C3

                             [hereinafter referred to as "Equity"]

IT IS AGREED AND COVENANTED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:

1. The "Issuer" having by resolution of its directors appointed "Equity" as Dividend Disbursing Agent, Transfer Agent and Registrar in Toronto of its shares, "Equity" accepts such appointment upon the terms hereinafter mentioned.

2. "Equity" shall keep at its office in Toronto the "Issuer's" share ledger, register and branch registers of transfers and share certificates, and subject to such general and particular instructions as may from time to time be given to it by or under the authority of the Board of Directors of the "Issuer", "Equity" shall:

         (a) make such entries from time to time in the books as may be necessary in order that the accounts of each shareholder of the "Issuer" may be properly and accurately kept and transfers of shares properly recorded; and

         (b) countersign and issue share certificates to the shareholders entitled thereto representing the shares held or transferred to them respectively.

3. "Equity" shall disburse dividends which may be declared from time to time on the shares of the "Issuer" and "Equity" is hereby authorized and directed to pay such dividends after receipt at its principal office of a certified copy of the resolution of the board of directors of the "Issuer" declaring such dividends.

4. The "Issuer" shall lodge with "Equity" certified specimens of the signatures of the Directors and/or Officers of the "Issuer" who are authorized to sign share certificates and other documents. The "Issuer" undertakes to provide "Equity" with all possible assistance in identifying the signatures of shareholders so that "Equity" may be in a position to guard against illegal transfers.


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5.       "Equity: may act upon any signature, certificate or other document believed by it to be genuine and to have been signed by the proper person or persons, or refuse to transfer share certificate if it is not satisfied as to the propriety of the requested transfer and, in so doing, "Equity" shall be held harmless by the "Issuer" from all liability and expense if it acted in good faith.

6. It shall not be the duty of "Equity" to pass on the validity of transfers of shares owing to death, transfers by parents or guardians, powers of attorney, transfers of replacements of share certificates lost, stolen, mutilated or destroyed, etc., and it is hereby authorized at "Equity's" discretion, to refer all documents relating to such transfers to the solicitors of the "Issuer", Stikeman Graham & Keeley, at the expense of the "Issuer", and "Equity" shall be entitled to rely absolutely upon their opinion.

7. Upon receipt of notice from the "Issuer" or from any shareholder that a certificate has become lost, stolen or destroyed, "Equity" agrees to place an appropriate notation on the register of shareholders to act in accordance with the instructions of the "Issuer" in the issuance of share certificates in substitution therefor.

8. "Equity" may from time to time refer any legal questions which may rise in connection with the performance of its duties hereunder to counsel for the "Issuer", at the expense of the "Issuer", or to its own counsel for an opinion thereon and shall be entitled to rely absolutely on such opinion.

9. The "Issuer" agrees that it will promptly furnish to "Equity" from time to time copies of all constating documents, amendments thereto and of all relevant by-laws and resolutions relating to the creation, amendment, allotment and issuance of shares of the "Issuer".

10. All share certificates surrendered to "Equity" on any transfer of shares or on exchanges of certificates in respect to any change in or reorganization of capital shall be canceled by "Equity" and held by it for a period of six years. "Equity" shall not be required to hold such certificates after the expiry of such period, unless otherwise instructed by the "Issuer". In the event "Equity" is required to destroy any such certificates, the "Issuer" shall reimburse "Equity" for the cost thereof.

11. "Equity" agrees to faithfully carry out and perform its duties hereunder, and upon the termination hereof to deliver over to the "Issuer" the said books and any documents and papers connected therewith or with the business of the "Issuer" transacted hereunder, against a receipt by the "Issuer".

12. "Equity" shall be fully protected and held harmless by the "Issuer" in all cases where "Equity" has acted in accordance with the "Issuer's" instructions. The "Issuer" shall indemnify and save "Equity" harmless from and against all losses, claims, costs, damages and liabilities caused by or arising directly or indirectly by reason of "Equity's" discharge of its duties as Transfer Agent and Registrar, save and except any of the foregoing arising from "Equity's" gross negligence, recklessness or wilful misconduct.

13. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereby attorn to the jurisdiction of the courts of the Province of Ontario.


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14.      "Equity's" fees for the above mentioned services shall be those in effect from time to time in accordance with its tariff of fees which is subject to revision during the term of this agreement.
         The current rates are shown on the accompanying Schedule "A".

15. This Agreement may be terminated by either party on three months' notice in writing being given to the other at the address set out above or at such other address of which notice has been given. This Agreement may be terminated by "Equity" on one week's notice in writing to the "Issuer" in the event the "Issuer" refuses or fails to pay an invoice for fees and expenses, or other demand for payment issued or made pursuant to this Agreement by "Equity", within 60 days of the original invoice or demand. Upon termination of this Agreement and upon payment by the "Issuer" to "Equity" of all moneys owing to "Equity" hereunder, "Equity" shall deliver to the "Issuer" the registers and ledgers maintained by it hereunder and any documents connected therewith or with the business of the "Issuer" transacted hereunder.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties at Toronto, the day and year first above written.



                             INZECO HOLDINGS INC.


                             Per:     /s/ Warren Arseneau
                                      ---------------------------------
                             Name:    Warren Arseneau
                                      ---------------------------------
                             Office:  President
                                      ---------------------------------


                             Per:     /s/ Robert Stikeman
                                      ---------------------------------
                             Name:    Robert Stikeman
                                      ---------------------------------
                             Office:  Secretary
                                      ---------------------------------



                             EQUITY TRANSFER SERVICES INC.


                             Per:     /s/ P. Lindemann
                                      ---------------------------------
                             Name:    P. Lindemann
                                      ---------------------------------
                             Office:  President
                                      ---------------------------------







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                                                                     EXHIBIT "A"




"BE IT RESOLVED THAT:


1. Equity Transfer Services Inc., hereinafter referred to as "Equity", at its office in the City of Toronto be and it is hereby appointed Transfer Agent and Registrar for the shares in the capital stock of the Company; and

2. The Transfer Agent and Registrarship Agreement (the "Agreement") made as of the 8th day of September, 1998, between Equity and under which Equity will provide the Issuer with transfer and registrar services be hereby approved; and

3. The Directors and/or proper Officers of the Issuer be and they are hereby authorized to execute the Agreement and are authorized to do all acts and things and to execute and deliver all documents or instruments in writing as may be considered necessary or desirable to carry out the terms of these resolutions".


                                     ******


CERTIFIED to be a true copy of a Resolution passed by the Board of Directors of INZECO HOLDINGS INC. and which Resolution is in full force and effect as of the date hereof.



                                          /s/ Robert Stikeman
                                          ----------------------------------
                                                      Secretary











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                            CERTIFICATE OF INCUMBENCY






                                                              September 8, 1998




EQUITY TRANSFER SERVICES INC.
Suite 420, Richmond Adelaide Centre
120 Adelaide Street West
Toronto, Ontario
Canada  MSH 4C3


I, WARREN ARSENEAU, of the City of BURLINGTON, in the Province of ONTARIO, certify that:


1.       I am the President of INZECO HOLDINGS INC.


2. The following is a list of Officers with their signatures who are qualified to sign documents and other instruments for: INZECO HOLDINGS INC.


         Warren Arseneau           President                 /s/ Warren Arseneau
         -------------------       -------------             -------------------
               Name                   Position                    Signature


         Robert Stikeman           Secretary                 /s/ Robert Stikeman
         -------------------       -------------             -------------------
               Name                   Position                    Signature



                                                    INZECO HOLDINGS INC.


                                                    Per:     /s/ Warren Arseneau
                                                             -------------------







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                         LIST OF OFFICERS AND DIRECTORS





                                                              September 8, 1998




EQUITY TRANSFER SERVICES INC.
Suite 420, Richmond Adelaide Centre
120 Adelaide Street West
Toronto, Ontario
Canada  MSH 4C3


Dear Sirs:


I HEREBY CERTIFY that the Directors of the Corporation are:

                  Warren Arseneau
                  Martin Beck
                  Michael Boyd
                  Robert Stikeman
                  Roger Short


I further certify that the following are the Officers of the Corporation:

                  President                          -        Warren Arseneau
                  Secretary/Treasurer                -        Robert Stikeman
                  Chief Executive Officer            -        Roger Short



                                            INZECO HOLDINGS INC.


                                            Per:     /s/ Warren Arseneau
                                                     --------------------------
                                                     President






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